UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

ACELRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25821 Industrial Boulevard, Suite 400
Hayward, CA 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02         Results of Operations and Financial Condition

On March 30, 2023, AcelRx Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2022 and providing a corporate update (the “Release”). A copy of the Release is furnished herewith as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed
Interim Review.

In connection with the Company’s year-end financial statement close and preparation of its Annual Report on Form 10-K for the year ended December 31, 2022, an error in the earnings per share calculations was identified in the interim financial statements (the “Prior Period Financial Statements”) for the three and six months ended June 30, 2022 and nine months ended September 30, 2022 (the “Interim Periods”). The error in the earnings per share calculation was due to the Company not properly applying the two-class method of calculating earnings per share with respect to, or disclose that, the warrants issued in November 2021 are participating securities.  The financial statements for the year ended December 31, 2021 and the three months ended March 31, 2022, did not require the application of the two-class method of calculating earnings per share, and therefore were not impacted by the issuance of the warrants in November 2021.

The error has no impact on the Company’s cash balance, liquidity, revenues, operating expenses, or total net income. Further, there is no impact to the Company’s balance sheet accounts or cash flows.

On March 30, 2023, the Company’s management and the Audit Committee of the Company determined that the Company’s Prior Period Financial Statements for the Interim Periods, should no longer be relied upon because of the error in the earnings per share calculations. The Company’s management and the Audit Committee concluded that it is appropriate to restate the Prior Period Financial Statements for the Interim Periods noted above. The correction of this error will be reflected in the Company’s financial statements to be filed on Form 10-K for the year ended December 31, 2022.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2023	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer